Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of First National Corporation for the period ended September 30, 2008, I, M. Shane Bell, Executive Vice President and Chief Financial Officer of First National Corporation, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	such Form 10-Q for the period ended September 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Form 10-Q for the period ended September 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of First National Corporation.

Date: November 13, 2008	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer

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